EXHIBIT 99.2

GSAMP 05-HE2

Prepay speed as indicated
Libor forward curve as indicated
severity as indicated, 100% advance, 12 month recover lag
To Maturity, trigger fail from day 1
collateral losses calculated through life of applicable bond
Bond priced at par


----------------------------------------------------------------------------------------------------------------------------------
                                                                  First Dollar Losses
----------------------------------------------------------------------------------------------------------------------------------
                                              Forward Curve                                 Forward Curve + 200bps
----------------------------------------------------------------------------------------------------------------------------------
                                  45% severity             55% severity             45% severity             55% severity
----------------------------------------------------------------------------------------------------------------------------------
         SDA                                   3744.77                  2953.33                  3166.96                  2515.91
         Yield                                  5.3335                   5.3734                   7.3862                   7.4159
         WAL                                      7.84                     8.51                     8.36                     8.95
   M2    Principal Window                Dec10 - Feb21            Jun11 - Feb21            May11 - Mar21            Oct11 - Mar21
         Principal Writedown             230.52 (0.00%)           472.89 (0.00%)           179.63 (0.00%)           346.70 (0.00%)
         Collateral Loss        109,432,792.92 (15.41%)  112,921,464.44 (15.90%)   97,290,345.57 (13.70%)  100,072,906.88 (14.09%)
         First $ loss time               July 25, 2014            June 25, 2014            June 25, 2014            June 25, 2014
----------------------------------------------------------------------------------------------------------------------------------
         SDA                                   3262.37                  2596.20                  2730.42                  2186.61
         Yield                                  5.6006                   5.6276                   7.6346                   7.6515
         WAL                                     11.03                    11.68                    11.61                    12.12
   M3    Principal Window                Jan14 - Dec20            Oct14 - Dec20            Aug14 - Jan21            Apr15 - Jan21
         Principal Writedown             153.28 (0.00%)           324.25 (0.00%)           307.35 (0.00%)           326.89 (0.00%)
         Collateral Loss         99,343,196.83 (13.99%)  102,462,574.24 (14.43%)   87,166,355.98 (12.27%)   89,615,401.44 (12.62%)
         First $ loss time              April 25, 2014        February 25, 2014        February 25, 2014        February 25, 2014
----------------------------------------------------------------------------------------------------------------------------------
         SDA                                   2858.93                  2292.20                  2367.08                  1908.79
         Yield                                  6.2121                   6.2291                   8.2073                   8.2333
         WAL                                     11.79                    12.31                    12.32                    12.72
   B1    Principal Window                Oct14 - May21            Jun15 - Apr21            May15 - Jun21            Nov15 - Jun21
         Principal Writedown              52.65 (0.00%)           328.75 (0.00%)           313.80 (0.00%)           169.63 (0.00%)
         Collateral Loss         90,185,880.74 (12.70%)   92,985,210.21 (13.09%)   78,079,732.85 (10.99%)   80,264,031.11 (11.30%)
         First $ loss time               June 25, 2014        February 25, 2014        February 25, 2014        February 25, 2014
----------------------------------------------------------------------------------------------------------------------------------
         SDA                                   2232.59                  1810.39                  1810.37                  1474.91
         Yield                                  7.1679                   7.1762                   9.0967                   9.1013
         WAL                                     12.87                    13.22                    13.35                    13.62
   B3    Principal Window                Dec15 - Feb22            May16 - Jan22            Jun16 - May22            Nov16 - Apr22
         Principal Writedown             321.46 (0.00%)           186.76 (0.00%)           106.94 (0.00%)           253.35 (0.00%)
         Collateral Loss         74,508,181.35 (10.49%)   76,778,862.29 (10.81%)    62,862,548.59 (8.85%)    64,604,940.01 (9.10%)
         First $ loss time           February 25, 2014        February 25, 2014        February 25, 2014        February 25, 2014
----------------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-HE2

Prepay speed as indicated
Libor forward curve as indicated
severity as indicated, 100% advance, 12 month recover lag
To Maturity, trigger fail from day 1
collateral losses calculated through life of applicable bond
Bond priced at par


----------------------------------------------------------------------------------------------------------------------------------
                                                                    First Dollar Losses
----------------------------------------------------------------------------------------------------------------------------------
                                               Forward Curve                                Forward Curve + 200bps
----------------------------------------------------------------------------------------------------------------------------------
                                   45% severity             55% severity            45% severity             55% severity
----------------------------------------------------------------------------------------------------------------------------------
         CDR                                      14.39                    11.51                   12.30                     9.87
         Yield                                   5.3494                   5.3808                  7.3979                   7.4128
         WAL                                       8.24                     8.76                    8.66                     9.16
   M2    Mod Durn                                  6.63                     6.95                    6.31                     6.55
         Principal Window                 Jun11 - Feb35            Oct11 - Feb35           Sep11 - Feb35            Feb12 - Feb35
         Principal Writedown           14,524.78 (0.04%)         7,576.75 (0.02%)          186.81 (0.00%)        74,936.60 (0.18%)
         Collateral Loss         110,408,003.98 (15.55%)  114,197,535.38 (16.08%)  98,359,180.70 (13.85%)  101,364,446.99 (14.27%)
----------------------------------------------------------------------------------------------------------------------------------
         CDR                                      12.67                    10.20                   10.68                     8.61
         Yield                                   5.5905                   5.6145                  7.6155                   7.6489
         WAL                                      11.24                    11.89                   11.84                    12.38
   M3    Mod Durn                                  8.36                     8.69                    7.75                     7.97
         Principal Window                 May14 - Feb35            Nov14 - Feb35           Oct14 - Feb35            Apr15 - Feb35
         Principal Writedown           33,147.07 (0.28%)        40,382.62 (0.34%)       65,583.82 (0.56%)        15,569.94 (0.13%)
         Collateral Loss         100,502,210.52 (14.15%)  103,943,538.31 (14.64%)  88,247,126.94 (12.43%)   90,815,355.70 (12.79%)
----------------------------------------------------------------------------------------------------------------------------------
         CDR                                      11.19                     9.06                    9.27                     7.52
         Yield                                   6.1957                   6.2010                  8.1969                   8.2043
         WAL                                       11.9                    12.52                    12.5                    13.05
   B1    Mod Durn                                  8.46                     8.74                    7.81                        8
         Principal Window                 Dec14 - Feb35            Jun15 - Feb35           Jun15 - Feb35            Nov15 - Feb35
         Principal Writedown           23,444.67 (0.23%)        66,132.17 (0.64%)       14,314.43 (0.14%)        55,876.05 (0.54%)
         Collateral Loss          91,426,111.08 (12.87%)   94,556,822.82 (13.31%)  78,881,922.38 (11.11%)   81,218,190.01 (11.44%)
----------------------------------------------------------------------------------------------------------------------------------
         CDR                                       8.85                     7.22                    7.08                     5.79
         Yield                                   7.1244                   7.1469                  9.0604                   9.0710
         WAL                                      12.95                    13.44                   13.56                    13.99
   B3    Mod Durn                                  8.51                     8.71                    7.85                     7.98
         Principal Window                 Nov15 - Feb35            Apr16 - Feb35           May16 - Feb35            Sep16 - Feb35
         Principal Writedown           83,389.65 (0.94%)        54,460.80 (0.61%)       60,075.64 (0.68%)        60,725.62 (0.68%)
         Collateral Loss          75,909,261.68 (10.69%)   78,410,189.18 (11.04%)   63,173,894.26 (8.90%)    65,004,322.10 (9.15%)
----------------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-NC1


                      Forward Curve               Forward Curve + 200bps

      Month         1mL           6mL              1mL             6mL
      1              2.85018       3.26637           4.85018          5.26637
      2              3.07422       3.41760           5.07422          5.41760
      3              3.19261       3.53488           5.19261          5.53488
      4              3.32758       3.64786           5.32758          5.64786
      5              3.46395       3.76810           5.46395          5.76810
      6              3.57539       3.85220           5.57539          5.85220
      7              3.70182       3.92709           5.70182          5.92709
      8              3.80258       3.99635           5.80258          5.99635
      9              3.86177       4.05310           5.86177          6.05310
      10             4.01414       4.10689           6.01414          6.10689
      11             3.97095       4.13976           5.97095          6.13976
      12             4.02862       4.18413           6.02862          6.18413
      13             4.09444       4.22276           6.09444          6.22276
      14             4.14648       4.25221           6.14648          6.25221
      15             4.17623       4.27819           6.17623          6.27819
      16             4.20384       4.30354           6.20384          6.30354
      17             4.23080       4.32467           6.23080          6.32467
      18             4.25497       4.34666           6.25497          6.34666
      19             4.27487       4.36462           6.27487          6.36462
      20             4.29679       4.38101           6.29679          6.38101
      21             4.31882       4.39487           6.31882          6.39487
      22             4.34137       4.40771           6.34137          6.40771
      23             4.35949       4.41629           6.35949          6.41629
      24             4.36523       4.42428           6.36523          6.42428
      25             4.37046       4.43371           6.37046          6.43371
      26             4.37809       4.44242           6.37809          6.44242
      27             4.38762       4.45267           6.38762          6.45267
      28             4.39527       4.46315           6.39527          6.46315
      29             4.40529       4.47424           6.40529          6.47424
      30             4.41594       4.48701           6.41594          6.48701
      31             4.42573       4.49832           6.42573          6.49832
      32             4.43722       4.51033           6.43722          6.51033
      33             4.44908       4.52300           6.44908          6.52300
      34             4.46101       4.53640           6.46101          6.53640
      35             4.47502       4.54946           6.47502          6.54946
      36             4.48738       4.56430           6.48738          6.56430
      37             4.50004       4.57625           6.50004          6.57625
      38             4.51303       4.58904           6.51303          6.58904
      39             4.52627       4.60257           6.52627          6.60257
      40             4.53877       4.61434           6.53877          6.61434
      41             4.55312       4.62700           6.55312          6.62700
      42             4.56399       4.63909           6.56399          6.63909
      43             4.57619       4.65018           6.57619          6.65018
      44             4.58900       4.66297           6.58900          6.66297
      45             4.59998       4.67703           6.59998          6.67703
      46             4.61204       4.68903           6.61204          6.68903
      47             4.62371       4.70204           6.62371          6.70204
      48             4.63426       4.71612           6.63426          6.71612
      49             4.64938       4.72921           6.64938          6.72921
      50             4.66504       4.74124           6.66504          6.74124
      51             4.67695       4.75259           6.67695          6.75259
      52             4.68947       4.76312           6.68947          6.76312
      53             4.70190       4.77386           6.70190          6.77386
      54             4.71217       4.78155           6.71217          6.78155
      55             4.72181       4.78833           6.72181          6.78833
      56             4.73101       4.79610           6.73101          6.79610
      57             4.73869       4.80363           6.73869          6.80363
      58             4.74691       4.81101           6.74691          6.81101
      59             4.75190       4.81803           6.75190          6.81803
      60             4.75692       4.82673           6.75692          6.82673
      61             4.76568       4.83607           6.76568          6.83607
      62             4.77434       4.84542           6.77434          6.84542
      63             4.78256       4.85338           6.78256          6.85338
      64             4.79097       4.86200           6.79097          6.86200
      65             4.79986       4.87159           6.79986          6.87159
      66             4.80859       4.88006           6.80859          6.88006
      67             4.81779       4.88759           6.81779          6.88759
      68             4.82544       4.89764           6.82544          6.89764
      69             4.83412       4.90486           6.83412          6.90486
      70             4.84356       4.91373           6.84356          6.91373
      71             4.85171       4.92267           6.85171          6.92267
      72             4.85920       4.93062           6.85920          6.93062
      73             4.86921       4.94002           6.86921          6.94002
      74             4.87497       4.94850           6.87497          6.94850
      75             4.88421       4.95812           6.88421          6.95812
      76             4.89342       4.96725           6.89342          6.96725
      77             4.90130       4.97698           6.90130          6.97698
      78             4.91096       4.98754           6.91096          6.98754
      79             4.92053       4.99698           6.92053          6.99698
      80             4.92988       5.00776           6.92988          7.00776
      81             4.93968       5.01837           6.93968          7.01837
      82             4.95024       5.03066           6.95024          7.03066
      83             4.96092       5.04012           6.96092          7.04012
      84             4.97087       5.05105           6.97087          7.05105
      85             4.98247       5.06259           6.98247          7.06259
      86             4.99296       5.07190           6.99296          7.07190
      87             5.00482       5.08207           7.00482          7.08207
      88             5.01321       5.09128           7.01321          7.09128
      89             5.02371       5.10064           7.02371          7.10064
      90             5.03380       5.11052           7.03380          7.11052
      91             5.04183       5.11741           7.04183          7.11741
      92             5.05113       5.12560           7.05113          7.12560
      93             5.05965       5.13405           7.05965          7.13405
      94             5.06733       5.14373           7.06733          7.14373
      95             5.07634       5.15223           7.07634          7.15223
      96             5.08230       5.16127           7.08230          7.16127
      97             5.09209       5.17138           7.09209          7.17138
      98             5.10216       5.18033           7.10216          7.18033
      99             5.11254       5.19002           7.11254          7.19002
      100            5.12042       5.19623           7.12042          7.19623
      101            5.12944       5.20408           7.12944          7.20408
      102            5.13746       5.21135           7.13746          7.21135
      103            5.14445       5.21626           7.14445          7.21626
      104            5.15258       5.22240           7.15258          7.22240
      105            5.15700       5.22785           7.15700          7.22785
      106            5.16365       5.23535           7.16365          7.23535
      107            5.16939       5.24172           7.16939          7.24172
      108            5.17293       5.24952           7.17293          7.24952
      109            5.18091       5.25654           7.18091          7.25654
      110            5.18847       5.26321           7.18847          7.26321
      111            5.19611       5.27042           7.19611          7.27042
      112            5.20258       5.27550           7.20258          7.27550
      113            5.21034       5.28138           7.21034          7.28138
      114            5.21493       5.28594           7.21493          7.28594
      115            5.22071       5.28994           7.22071          7.28994
      116            5.22671       5.29501           7.22671          7.29501
      117            5.23032       5.30048           7.23032          7.30048
      118            5.23534       5.30465           7.23534          7.30465
      119            5.23932       5.30927           7.23932          7.30927
      120            5.24187       5.31502           7.24187          7.31502
      121            5.24836       5.32086           7.24836          7.32086
      122            5.25501       5.32564           7.25501          7.32564
      123            5.25848       5.33002           7.25848          7.33002
      124            5.26414       5.33525           7.26414          7.33525
      125            5.26992       5.34101           7.26992          7.34101
      126            5.27393       5.34406           7.27393          7.34406
      127            5.27832       5.34754           7.27832          7.34754
      128            5.28295       5.35270           7.28295          7.35270
      129            5.28658       5.35518           7.28658          7.35518
      130            5.29165       5.35937           7.29165          7.35937
      131            5.29370       5.36307           7.29370          7.36307
      132            5.29691       5.36684           7.29691          7.36684
      133            5.30219       5.37171           7.30219          7.37171
      134            5.30409       5.37542           7.30409          7.37542
      135            5.30912       5.38044           7.30912          7.38044
      136            5.31377       5.38461           7.31377          7.38461
      137            5.31686       5.38908           7.31686          7.38908
      138            5.32198       5.39467           7.32198          7.39467
      139            5.32660       5.39833           7.32660          7.39833
      140            5.33090       5.40427           7.33090          7.40427
      141            5.33564       5.40929           7.33564          7.40929
      142            5.34100       5.41545           7.34100          7.41545
      143            5.34619       5.42131           7.34619          7.42131
      144            5.35024       5.42658           7.35024          7.42658
      145            5.35819       5.43400           7.35819          7.43400
      146            5.36315       5.43726           7.36315          7.43726
      147            5.36948       5.44284           7.36948          7.44284
      148            5.37465       5.44721           7.37465          7.44721
      149            5.37881       5.44920           7.37881          7.44920
      150            5.38417       5.45236           7.38417          7.45236
      151            5.38565       5.45266           7.38565          7.45266
      152            5.39016       5.45626           7.39016          7.45626
      153            5.39270       5.45815           7.39270          7.45815
      154            5.39294       5.46167           7.39294          7.46167
      155            5.39546       5.46452           7.39546          7.46452
      156            5.39561       5.46787           7.39561          7.46787
      157            5.40101       5.47278           7.40101          7.47278
      158            5.40491       5.47477           7.40491          7.47477
      159            5.40992       5.47740           7.40992          7.47740
      160            5.41097       5.47826           7.41097          7.47826
      161            5.41457       5.47999           7.41457          7.47999
      162            5.41691       5.48117           7.41691          7.48117
      163            5.41695       5.47937           7.41695          7.47937
      164            5.41840       5.47922           7.41840          7.47922
      165            5.41845       5.47880           7.41845          7.47880
      166            5.41748       5.47943           7.41748          7.47943
      167            5.41749       5.47939           7.41749          7.47939
      168            5.41418       5.47923           7.41418          7.47923
      169            5.41604       5.48121           7.41604          7.48121
      170            5.41801       5.48200           7.41801          7.48200
      171            5.41997       5.48309           7.41997          7.48309
      172            5.41939       5.48086           7.41939          7.48086
      173            5.42034       5.48056           7.42034          7.48056
      174            5.41998       5.47928           7.41998          7.47928
      175            5.41873       5.47604           7.41873          7.47604
      176            5.41855       5.47424           7.41855          7.47424
      177            5.41466       5.47186           7.41466          7.47186
      178            5.41361       5.46993           7.41361          7.46993
      179            5.41109       5.46758           7.41109          7.46758
      180            5.40646       5.46583           7.40646          7.46583
      181            5.40620       5.46534           7.40620          7.46534
      182            5.40567       5.46356           7.40567          7.46356
      183            5.40235       5.46129           7.40235          7.46129
      184            5.40190       5.46077           7.40190          7.46077
      185            5.40134       5.46052           7.40134          7.46052
      186            5.39915       5.45784           7.39915          7.45784
      187            5.39778       5.45561           7.39778          7.45561
      188            5.39678       5.45453           7.39678          7.45453
      189            5.39494       5.45298           7.39494          7.45298
      190            5.39465       5.45146           7.39465          7.45146
      191            5.39153       5.44862           7.39153          7.44862
      192            5.38973       5.44788           7.38973          7.44788
      193            5.38947       5.44754           7.38947          7.44754
      194            5.38791       5.44627           7.38791          7.44627
      195            5.38594       5.44382           7.38594          7.44382
      196            5.38438       5.44217           7.38438          7.44217
      197            5.38318       5.44126           7.38318          7.44126
      198            5.38152       5.43913           7.38152          7.43913
      199            5.38022       5.43622           7.38022          7.43622
      200            5.37734       5.43475           7.37734          7.43475
      201            5.37610       5.43267           7.37610          7.43267
      202            5.37516       5.43126           7.37516          7.43126
      203            5.37259       5.42934           7.37259          7.42934
      204            5.37012       5.42714           7.37012          7.42714
      205            5.37034       5.42654           7.37034          7.42654
      206            5.36653       5.42373           7.36653          7.42373
      207            5.36597       5.42271           7.36597          7.42271
      208            5.36446       5.42036           7.36446          7.42036
      209            5.36139       5.41792           7.36139          7.41792
      210            5.36033       5.41677           7.36033          7.41677
      211            5.35838       5.41362           7.35838          7.41362
      212            5.35605       5.41192           7.35605          7.41192
      213            5.35413       5.40953           7.35413          7.40953
      214            5.35254       5.40785           7.35254          7.40785
      215            5.35051       5.40571           7.35051          7.40571
      216            5.34736       5.40319           7.34736          7.40319
      217            5.34694       5.40305           7.34694          7.40305
      218            5.34368       5.39931           7.34368          7.39931
      219            5.34242       5.39832           7.34242          7.39832
      220            5.34028       5.39679           7.34028          7.39679
      221            5.33775       5.39306           7.33775          7.39306
      222            5.33671       5.39120           7.33671          7.39120
      223            5.33256       5.38801           7.33256          7.38801
      224            5.33198       5.38626           7.33198          7.38626
      225            5.33000       5.38310           7.33000          7.38310
      226            5.32544       5.38019           7.32544          7.38019
      227            5.32486       5.37881           7.32486          7.37881
      228            5.32253       5.37638           7.32253          7.37638
      229            5.31948       5.37393           7.31948          7.37393
      230            5.31762       5.37196           7.31762          7.37196
      231            5.31601       5.37061           7.31601          7.37061
      232            5.31246       5.36658           7.31246          7.36658
      233            5.31089       5.36491           7.31089          7.36491
      234            5.30843       5.36269           7.30843          7.36269
      235            5.30560       5.35903           7.30560          7.35903
      236            5.30423       5.35636           7.30423          7.35636
      237            5.29980       5.35222           7.29980          7.35222
      238            5.29854       5.35049           7.29854          7.35049
      239            5.29632       5.34696           7.29632          7.34696
      240            5.29216       5.34389           7.29216          7.34389
      241            5.28978       5.34117           7.28978          7.34117
      242            5.28647       5.33793           7.28647          7.33793
      243            5.28355       5.33543           7.28355          7.33543
      244            5.27991       5.33153           7.27991          7.33153
      245            5.27777       5.32881           7.27777          7.32881
      246            5.27305       5.32482           7.27305          7.32482
      247            5.27047       5.32164           7.27047          7.32164
      248            5.26817       5.31910           7.26817          7.31910
      249            5.26407       5.31610           7.26407          7.31610
      250            5.26199       5.31343           7.26199          7.31343
      251            5.25911       5.31029           7.25911          7.31029
      252            5.25528       5.30791           7.25528          7.30791
      253            5.25380       5.30619           7.25380          7.30619
      254            5.25144       5.30323           7.25144          7.30323
      255            5.24769       5.30026           7.24769          7.30026
      256            5.24562       5.29828           7.24562          7.29828
      257            5.24386       5.29698           7.24386          7.29698
      258            5.24063       5.29350           7.24063          7.29350
      259            5.23831       5.29057           7.23831          7.29057
      260            5.23639       5.28875           7.23639          7.28875
      261            5.23377       5.28658           7.23377          7.28658
      262            5.23265       5.28453           7.23265          7.28453
      263            5.22898       5.28129           7.22898          7.28129
      264            5.22667       5.28013           7.22667          7.28013
      265            5.22586       5.27945           7.22586          7.27945
      266            5.22388       5.27793           7.22388          7.27793
      267            5.22162       5.27541           7.22162          7.27541
      268            5.21981       5.27372           7.21981          7.27372
      269            5.21842       5.27280           7.21842          7.27280
      270            5.21668       5.27082           7.21668          7.27082
      271            5.21535       5.26854           7.21535          7.26854
      272            5.21263       5.26699           7.21263          7.26699
      273            5.21153       5.26565           7.21153          7.26565
      274            5.21078       5.26467           7.21078          7.26467
      275            5.20859       5.26296           7.20859          7.26296
      276            5.20691       5.26174           7.20691          7.26174
      277            5.20674       5.26208           7.20674          7.26208
      278            5.20437       5.25946           7.20437          7.25946
      279            5.20397       5.25919           7.20397          7.25919
      280            5.20283       5.25854           7.20283          7.25854
      281            5.20139       5.25687           7.20139          7.25687
      282            5.20149       5.25638           7.20149          7.25638
      283            5.19867       5.25366           7.19867          7.25366
      284            5.19895       5.25408           7.19895          7.25408
      285            5.19847       5.25301           7.19847          7.25301
      286            5.19659       5.25272           7.19659          7.25272
      287            5.19665       5.25181           7.19665          7.25181
      288            5.19490       5.25130           7.19490          7.25130
      289            5.19546       5.25238           7.19546          7.25238
      290            5.19455       5.25124           7.19455          7.25124
      291            5.19519       5.25129           7.19519          7.25129
      292            5.19292       5.25025           7.19292          7.25025
      293            5.19370       5.25082           7.19370          7.25082
      294            5.19377       5.25143           7.19377          7.25143
      295            5.19242       5.24978           7.19242          7.24978
      296            5.19300       5.24941           7.19300          7.24941
      297            5.19289       5.24833           7.19289          7.24833
      298            5.19246       5.24762           7.19246          7.24762
      299            5.19359       5.24592           7.19359          7.24592
      300            5.19153       5.24336           7.19153          7.24336
      301            5.19016       5.24254           7.19016          7.24254
      302            5.18851       5.24097           7.18851          7.24097
      303            5.18717       5.24007           7.18717          7.24007
      304            5.18405       5.23667           7.18405          7.23667
      305            5.18288       5.23559           7.18288          7.23559
      306            5.18095       5.23409           7.18095          7.23409
      307            5.17872       5.23125           7.17872          7.23125
      308            5.17798       5.22956           7.17798          7.22956
      309            5.17437       5.22671           7.17437          7.22671
      310            5.17383       5.22627           7.17383          7.22627
      311            5.17250       5.22433           7.17250          7.22433
      312            5.16943       5.22309           7.16943          7.22309
      313            5.16869       5.22210           7.16869          7.22210
      314            5.16721       5.22070           7.16721          7.22070
      315            5.16612       5.22006           7.16612          7.22006
      316            5.16433       5.21802           7.16433          7.21802
      317            5.16404       5.21712           7.16404          7.21712
      318            5.16122       5.21510           7.16122          7.21510
      319            5.16037       5.21399           7.16037          7.21399
      320            5.15988       5.21325           7.15988          7.21325
      321            5.15760       5.21177           7.15760          7.21177
      322            5.15724       5.21116           7.15724          7.21116
      323            5.15616       5.20982           7.15616          7.20982
      324            5.15442       5.20889           7.15442          7.20889
      325            5.15420       5.20879           7.15420          7.20879
      326            5.15327       5.20832           7.15327          7.20832
      327            5.15203       5.20682           7.15203          7.20682
      328            5.15122       5.20612           7.15122          7.20612
      329            5.15081       5.20619           7.15081          7.20619
      330            5.15007       5.20520           7.15007          7.20520
      331            5.14975       5.20354           7.14975          7.20354
      332            5.14802       5.20336           7.14802          7.20336
      333            5.14783       5.20255           7.14783          7.20255
      334            5.14803       5.20251           7.14803          7.20251
      335            5.14681       5.20213           7.14681          7.20213
      336            5.14566       5.20146           7.14566          7.20146
      337            5.14712       5.20232           7.14712          7.20232
      338            5.14495       5.20135           7.14495          7.20135
      339            5.14578       5.20194           7.14578          7.20194
      340            5.14590       5.20145           7.14590          7.20145
      341            5.14462       5.20101           7.14462          7.20101
      342            5.14522       5.20175           7.14522          7.20175
      343            5.14513       5.20066           7.14513          7.20066
      344            5.14472       5.20112           7.14472          7.20112
      345            5.14473       5.20088           7.14473          7.20088
      346            5.14516       5.20144           7.14516          7.20144
      347            5.14527       5.20168           7.14527          7.20168
      348            5.14432       5.20159           7.14432          7.20159
      349            5.14600       5.20380           7.14600          7.20380
      350            5.14515       5.20268           7.14515          7.20268
      351            5.14618       5.20386           7.14618          7.20386
      352            5.14654       5.20473           7.14654          7.20473
      353            5.14657       5.20451           7.14657          7.20451
      354            5.14814       5.20548           7.14814          7.20548
      355            5.14681       5.20422           7.14681          7.20422
      356            5.14844       5.20576           7.14844          7.20576
      357            5.14943       5.20564           7.14943          7.20564
      358            5.14897       5.20605           7.14897          7.20605
      359            5.15040       5.20552           7.15040          7.20552
      360            5.14985       5.20513           7.14985          7.20513
      361            5.15050       5.20606           7.15050          7.20606

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.